UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 27, 2007

PIONEER FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Missouri	333-103293	44-0607504

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 Belleview Avenue, Suite 300 Kansas City, Missouri		64112

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(816) 756-2020

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant

In connection with the acquisition of Pioneer Financial Services, Inc., a Missouri corporation and the registrant (the “Company”) by MidCountry Financial Corp., a Georgia corporation (“MidCountry”), BKD LLP (“BKD”), pursuant to two letters dated July 27, 2007 (“Letters”), notified the Board of Directors of Pioneer Financial Services, Inc., a Missouri corporation and the registrant (the “Company”), that BKD was resigning as the Company’s independent registered public auditor effectively immediately and that client-auditor relationship between BKD and the Company has ceased. A copy of BKD’s resignation letter dated July 27, 2007 is filed as Exhibit 16.1 and a copy of BKD’s letter ceasing the client-auditor relationship dated July 27, 2007 is filed as Exhibit 16.2.

The Board of Directors of the Company (the “Board”) had retained BKD to conduct the audit of financial statements for the years ended September 30, 2007, 2006 and 2005 and the review of related interim periods. BKD has been the Company’s auditor since the early 1990s. The decision to change auditors to Deloitte, the auditors currently retained by our parent, for the September 30, 2007 audit was recommended and approved by the Board but the decision to change auditors for review of June 30, 2007 has not been approved.

BKD’s audit reports on the Company’s consolidated financial statements for each of the fiscal years ended September 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended September 30, 2006 and 2005 and through July 27, 2007, there were no disagreements with BKD on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to BKD’s satisfaction, would have caused them to make references to the subject matter in connection with their reports of the Company’s consolidated financial statements for such years.

In addition, the Company believes there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BKD with a copy of the foregoing statements and requested that BKD provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements.

MidCountry’s auditor, Delloitte & Touche LLP, will be conducting the audit of the Company for the fiscal year ended September 30, 2007, but has not agreed to review the Company’s interim financial statements.

Item 9.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits

(a)-(c)	Not Applicable
(d)	Exhibits
Number	Description
16.1	Letter from BKD LLP to Board of Directors of Pioneer Financial Services, Inc. dated July 27, 2007
16.2	Letter from BKD LLP to Board of Directors of Pioneer Financial Services, Inc. dated July 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PIONEER FINANCIAL SERVICES, INC.

Date: August 2, 2007	By:	/s/ Thomas H. Holcom, Jr.
Name: Thomas H. Holcom, Jr.
Title: Chief Executive Officer and President

3